CONFORMED COPY

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                      CURRENT REPORT UNDER SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2004

                      Arrow-Magnolia International, Inc.
             (Exact Name of Small Business Issuer in its Charter)

Commission File Number 0-4728

                Texas                                 75-0408335
     (State or other jurisdiction                  (I.R.S. Employer
  of incorporation or organization)                Identification No.)

          2646 Rodney Lane, Dallas, Texas                 75229
     (Address of principal executive offices)          (Zip Code)

Issuer's telephone number, including area code:  (972) 247-7111

Item 1.01. Entry into Material Definitive Agreement.

On October 7, 2004, Arrow-Magnolia International, Inc. (the "Company") entered into an Agreement and Plan of Merger with Arrow Acquisition L.P., a newly formed entity established by David Tippeconnic for the merger transaction ("Acquisition"), pursuant to which Acquisition has agreed to merge with and into the Company. Under the Agreement and Plan of Merger, shareholders in the Company would receive $1.60 per share in exchange for their shares and holders of in-the-money rights to acquire shares would receive for each share underlying their rights the spread between $1.60 and the exercise price. The transaction is subject to numerous conditions and contingencies, including assertion of appraisal rights by holders of no more than 5% of outstanding stock, arrangement of satisfactory financing, shareholder approval of the merger and other matters set forth in the Agreement and Plan of Merger. Four of the largest shareholders, including Estelle Shwiff, Mark Kenner and Fred Kenner, who collectively hold a majority of the Company's outstanding stock, have agreed to vote in favor of the merger. No assurance can be given that the transaction will be successfully completed.

A copy of the Agreement and Plan of Merger is provided as an exhibit to this Form 8-K.

Arrow-Magnolia International, Inc. is a Dallas-based company engaged primarily in the manufacture and distribution of specialty chemical products for use in cleaning and maintaining equipment and generalized maintenance and sanitation products.

This report, including the information incorporated by reference herein, includes "forward-looking statements" within of the Private Securities Litigation Reform Act of 1995. All of the statements contained in this report, other than statements of historical fact, should be considered forward-looking statements, including, but not limited to, those concerning the transaction described. There can be no assurances that these expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") include, but are not limited to, failure to negotiate definitive agreements, failure of the acquiring company to obtain financing, failure to obtain shareholder approval and other matters set forth in this reportt, including the exhibit. All subsequent written and oral forward-looking statements by or attributable to the Company or persons acting on its behalf relating to the transaction are expressly qualified in their entirety by such Cautionary Statements. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not intended to give any assurance as to future results. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     1. Agreement and Plan of Merger dated October 7, 2004.

                                 SIGNATURES

	Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARROW-MAGNOLIA INTERNATIONAL, INC.


                                    By:   /s/ Mark I. Kenner
                                        --------------------------------
                                        Mark I. Kenner, Chairman and
                                        Chief Executive Officer